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                                                                  EXHIBIT 10.129



                                THIRD AMENDMENT
                    TO ASSIGNMENT AND ASSUMPTION AGREEMENT

     This Third Amendment (the "Amendment") to Assignment and Assumption Agreement, by and between RER CORP., COMAY CORP., GROWTH REALTY INC. and H&H FINANCIAL, INC. (the "Assignors"), and MEGO FINANCIAL CORP., formerly named MEGO CORP., (the "Assignee").


                                  WITNESSETH:

     WHEREAS, the Assignors are parties to the Assignment Agreement dated October 25, 1987, with the Assignee, and the Assignment and Assumption Agreement, dated February 1, 1988, between the Assignors and the Assignee, which two agreements were amended by the Amendment to Assignment and Assumption Agreement dated July 29, 1988, and by the Second Amendment to Assignment and Assumption Agreement dated as of March 2, 1995 between the Assignors and the Assignee (collectively, the described agreements as so amended are hereinafter referred to as the "Assignment"); and

     WHEREAS, the Assignment fixed the date of January 31, 1995 as the date on which the accrual of amounts due to the Assignors under the Assignment would terminate, except for interest on any of such amounts which remained unpaid; and

     WHEREAS, the amount due the Assignors, as of January 31, 1995 was $13,328,742.25, plus interest from January 28, 1995 in the amount of $9,322.57, (collectively, and with interest from January 31, 1995 to March 2, 1995 (the Amount Due"); and

     WHEREAS, $10,000,000 of the Amount Due was agreed to be considered subordinated debt (the "Subordinated Debt"), of which $1,428,571.43 plus accrued interest was paid on March 1, 1997 as scheduled, and the Remaining Balance of $3,328,742.25 which was not subordinated and all accrued interest thereon has been paid prior to the date hereof; and

     WHEREAS, the balance of the Subordinated Debt in the amount of $8,571,428.57 continues to be secured by a pledge of the stock of Preferred Equities Corporation (and any distributions in respect thereto) pursuant to a Pledge and Security Agreement dated as of February 1, 1988 (the "Pledge Agreement") between the Assignee and the Assignors; and

     WHEREAS, interest on the balance of the Subordinated Debt has been paid through March 1, 1997; and





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     WHEREAS, one of the Assignors, RER Corp. and affiliates of the other
Assignors, namely Jerome J. Cohen, Don A. Mayerson, Herbert B. Hirsch, and Growth Realty Holdings LLC (RER Corp. and the above named affiliates of Assignors are collectively referred to herein as the "Warrant Holders"), presently hold warrants (the "Warrants") for the purchase of an aggregate of 1,000,000 shares of common stock of the Assignee for an exercise price of $4.25 per share for an aggregate exercise price of $4,250,000.00; and

     WHEREAS, the Warrant Holders and the Assignee are desirous that the Warrants be exercised at this time; and

     WHEREAS, the Assignors other than RER Corp. are prepared to assign a portion of their share of the future principal payments on the Subordinated Debt to the Warrant Holders other than RER Corp. so that the Warrant Holders can exercise their Warrants by applying such portion in payment of the Exercise Price of the Warrants, to which the Assignee has agreed herein;

     NOW THEREFORE, in consideration of the mutual covenants herein contained it is hereby agreed as follows:

1.   The statements in the foregoing preamble are true and correct.

2. That the present balance of the Subordinated Debt in the amount of $8,571,428.57 is hereby agreed to be reduced by $4,250,000 (the "Reduction Amount") which Reduction Amount shall be credited towards the Exercise price of the Warrants on behalf of the Warrant Holders.

3. That the balance of the Subordinated Debt, in the amount of $4,321,428.57, plus interest at the Agreed Rate of 10% per annum, shall be paid by the Assignee to the Assignors as follows:

     (a) A payment of interest only on September 1, 1997 and March 1, 1998 on the unpaid balance.

     (b) A payment of principal in the amount of $35,714.28 plus interest on the unpaid balance on September 1, 1998.

     (c) A payment of principal in the amount of $1,428,571.43 plus interest at the Agreed Rate on the unpaid balance on each of the following dates:
          March 1, 1999, September 1, 1999 and March 1, 2000, a which time any unpaid principal or interest shall be due and payable.

     (d) If any of the above amounts are not paid within 15 days of the due date thereof, then until such delinquent amounts are paid, interest on the unpaid balance of the Deferred Amount shall thereafter bear interest at the rate of twelve percent (12%) per annum instead of the Agreed Rate, or if lower, the highest rate permitted by law.

     (e) If any of the above amounts are not paid within 30 days of the due date thereof, then the entire unpaid balance of the Deferred Amount, and any accrued but unpaid interest thereon, shall be immediately due and payable, unless such payment is



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          deferred pursuant to the written agreement of Assignors holding the right to receive at lease 51% of such payments.

     (f) In the event of (i) the Assignee generally not paying its debts when due, or (ii) the dissolution, termination of existence or insolvency of the Assignee, or (iii) the appointment of a trustee, receiver, custodian, liquidator or other similar official for the Assignee or any substantial part of its property, or (iv) the makings of an assignment for the benefit of creditors by the Assignee, or (v) the commencement of any proceedings under any bankruptcy or insolvency laws by or against the Assignee that, in the case of any such involuntary proceeding, shall continue undismissed or unstayed and in effect for a period of 60 days, then the entire unpaid balance of the Deferred Amount, together than any accrued but unpaid interest thereon, shall be immediately due and payable, unless such payment is deferred pursuant to the written agreement of Assignors holding the right to receive at least 51% of the above payments.

4. The Assignee and Assignors agree that all amounts due to Assignors pursuant to the Assignment as amended by this Amendment shall continue to be secured as set forth in the Pledge Agreement, and that the Pledge Agreement remains in full force and effect.

5. The Assignors agree that the unpaid balance of the Subordinate Debt, and an accrued but unpaid interest due thereon, shall continue to be subordinate in right of payment to any debt of Assignee for money borrowed, and to any obligation of the Assignee under any guaranty of obligations of a subsidiary of Assignee (the "Superior Obligations"), provided however, that unless and until a holder of a Superior Obligation has declared such Superior Obligation to be in default, which default has not been cured and is continuing, Assignee shall pay, and Assignors may accept, scheduled payments on the Subordinated Debt and accrued interest thereon as set forth in paragraph 3 above. Assignors agree to execute such documentation evidencing such subordination as the holder of any Superior Obligation may reasonable request.

6. The Assignee and Assignors agree that this Amendment is an amended to the Assignment and not a novation, and that, except as modified hereby, all terms and conditions of the Assignment remain in full force and effect.




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     7.  It is agreed that this Amendment may be signed in counterparts, and all such counterparts in the aggregate shall constitute one agreement.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of August 20, 1997.

                                        MEGO FINANCIAL CORP.


                                        By: /s/ JEROME J. COHEN
                                           -------------------------------------
                                            Jerome J. Cohen, President


                                        RER CORP.

                                        By:              [SIG]
                                            ------------------------------------
                                            Title: President


                                        COMAY CORP.

                                        By:              [SIG]
                                            ------------------------------------
                                            Title: President


                                        GROWTH REALTY INC.

                                        By:              [SIG]
                                            -----------------------------------
                                            Title: President

                                        H&H FINANCIAL, INC.

                                        By:              [SIG]
                                            -----------------------------------
                                            Title: President


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     The undersigned Warrant Holders hereby ratify and consent to the statements included above with respect to the Warrant Holders this 20th day of August, 1997.


                                   RER CORP.


                                   By: /s/        [SIG]
                                      --------------------------------
                                   Title: President


                                   By: /s/ JEROME J. COHEN
                                      --------------------------------
                                      Jerome J. Cohen


                                   By: /s/ DON A. MAYERSON
                                      --------------------------------
                                      Don A. Mayerson


                                   By: /s/ HERBERT B. HIRSCH
                                      --------------------------------
                                      Herbert B. Hirsch


                                   GROWTH REALTY HOLDINGS LLC


                                   By: /s/        [SIG]
                                      --------------------------------
                                   Title:




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